                                                                   Exhibit 99.12

                      COMPUTATIONAL MATERIALS FOR
                      FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)  SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF6

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE

                                  MAY 11, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)  SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       IO


MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                      $297,431,545
Aggregate Original Principal Balance                         $297,436,992
Number of Mortgage Loans                                         571

                                               MINIMUM          MAXIMUM           AVERAGE (1)
                                               -------          -------           -----------
Original Principal Balance                    $359,900        $1,190,000           $520,905
Outstanding Principal Balance                 $359,900        $1,190,000           $520,896

                                               MINIMUM         MAXIMUM      WEIGHTED AVERAGE (2)
                                               -------         -------      --------------------
Original Term (mos)                              360             360                 360
Stated Remaining Term (mos)                      352             359                 359
Loan Age (mos)                                    1               8                   1
Current Interest Rate                          4.750%           9.250%              6.311%
Initial Interest Rate Cap                      1.000%           3.000%              2.988%
Periodic Rate Cap                              1.000%           1.000%              1.000%
Gross Margin                                   3.500%           7.500%              5.410%
Maximum Mortgage Rate                          10.750%         15.250%             12.305%
Minimum Mortgage Rate                          4.750%           9.250%              6.305%
Months to Roll                                    5               59                  29
Original Loan-to-Value                         55.56%          100.00%              81.89%
Credit Score (3)                                 540             810                 667

                                               EARLIEST         LATEST
                                               --------         ------
Maturity Date                                09/01/2034       04/01/2035

                                             PERCENT OF                                           PERCENT OF
LIEN POSITION                               MORTGAGE POOL        YEAR OF ORIGINATION            MORTGAGE POOL
-------------                               -------------        -------------------            -------------
1st Lien                                         100.00%         2004                                1.01%
                                                                 2005                               98.99
OCCUPANCY
Primary                                           99.03%         LOAN PURPOSE
Second Home                                        0.45          Purchase                           72.42%
Investment                                         0.52          Refinance - Rate Term               1.49
                                                                 Refinance - Cashout                26.09
LOAN TYPE
Fixed Rate                                         1.33%         PROPERTY TYPE
ARM                                               98.67          Single Family Residence            61.47%
                                                                 Planned Unit Development           29.22
AMORTIZATION TYPE                                                Condominium                         7.70
Interest-Only                                    100.00%         Two-to-Four Family                  1.61

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                               AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
                  NUMBER OF    PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE      PERCENT
RANGE OF          MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL       PERCENT
MORTGAGE RATES      LOANS     OUTSTANDING       POOL        COUPON      SCORE      OUTSTANDING      LTV          DOC          IO
--------------      -----     -----------       ----        ------      -----      -----------      ---          ---          --
5.000% or less        15        $8,481,050      2.85%        4.973%       737         $565,403     80.00%     100.00%      100.00%
5.001% to 5.500%      59        33,379,719      11.22         5.392       706          565,758      78.44       97.67       100.00
5.501% to 6.000%     161        85,150,750      28.63         5.828       680          528,887      79.44       91.94       100.00
6.001% to 6.500%     141        75,221,598      25.29         6.296       662          533,487      80.56       89.88       100.00
6.501% to 7.000%      93        46,336,273      15.58         6.809       649          498,239      83.46       71.95       100.00
7.001% to 7.500%      65        32,033,450      10.77         7.324       645          492,822      88.44       64.95       100.00
7.501% to 8.000%      23        10,344,219       3.48         7.751       616          449,749      91.67       73.22       100.00
8.001% to 8.500%      10         4,663,818       1.57         8.330       590          466,382      89.24       90.00       100.00
8.501% to 9.000%       3         1,425,668       0.48         8.676       608          475,223      92.03       59.34       100.00
9.001% to 9.500%       1           395,000       0.13         9.250       638          395,000     100.00        0.00       100.00
                     ---      ------------    -------        ------       ---         --------     ------      ------      -------
TOTAL:               571      $297,431,545    100.00%        6.311%       667         $520,896     81.89%      85.31%      100.00%
                     ===      ============    =======        ======       ===         ========     ======      ======      =======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 9.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.311% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
RANGE OF                NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE      PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS        MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY        LOANS      OUTSTANDING      POOL      COUPON      SCORE      OUTSTANDING     LTV         DOC       IO
------------------        -----      -----------      ----      ------      -----      -----------     ---         ---       --
349 to 360                  571     $297,431,545     100.00%     6.311%       667        $520,896    81.89%      85.31%   100.00%
                            ---     ------------     -------     ------       ---        --------    ------      ------   -------
TOTAL:                      571     $297,431,545     100.00%     6.311%       667        $520,896    81.89%      85.31%   100.00%
                            ===     ============     =======     ======       ===        ========    ======      ======   =======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                        AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                  NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN    MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
PRINCIPAL BALANCES          LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC        IO
------------------          -----      -----------      ----       ------     -----     -----------      ---         ---        --
$350,001 to $400,000        119        $45,265,413      15.22%      6.482%     654       $380,382       82.90%     85.49%    100.00%
$400,001 to $450,000         93         39,421,715       13.25       6.486     650        423,889        83.23      84.93     100.00
$450,001 to $500,000         73         34,590,363       11.63       6.401     658        473,841        84.30      80.55     100.00
$500,001 to $550,000         79         41,451,843       13.94       6.307     672        524,707        82.41      85.15     100.00
$550,001 to $600,000         74         42,440,893       14.27       6.385     668        573,526        83.22      79.77     100.00
$600,001 to $650,000         46         29,012,700        9.75       6.094     680        630,711        81.43      86.95     100.00
$650,001 to $700,000         37         25,024,634        8.41       6.288     676        676,341        80.50      86.71     100.00
$700,001 to $750,000         24         17,451,583        5.87       6.080     672        727,149        78.52      95.85     100.00
$750,001 to $800,000          9          7,055,000        2.37       6.058     690        783,889        78.35      88.66     100.00
$800,001 to $850,000          5          4,167,750        1.40       5.547     699        833,550        75.97     100.00     100.00
$850,001 to $900,000          6          5,307,000        1.78       6.106     684        884,500        74.04     100.00     100.00
$900,001 to $950,000          1            931,400        0.31       5.875     701        931,400        80.00     100.00     100.00
$950,001 to $1,000,000        2          1,951,250        0.66       5.629     675        975,625        72.38     100.00     100.00
$1,000,001 or greater         3          3,360,000        1.13       5.738     729      1,120,000        69.47      68.15     100.00
                            ---       ------------     -------      ------     ---      ---------       ------     ------    -------
TOTAL:                      571       $297,431,545     100.00%      6.311%     667       $520,896       81.89%     85.31%    100.00%
                            ===       ============     =======      ======     ===      =========       ======     ======    =======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $359,900 to approximately $1,190,000 and the average outstanding principal balance of the Mortgage Loans was approximately $520,896.

PRODUCT TYPES

                                    AGGREGATE                             WEIGHTED    AVERAGE       WEIGHTED
                      NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE      PERCENT
                      MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE       ORIGINAL       FULL     PERCENT
PRODUCT TYPES           LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING       LTV           DOC        IO
-------------           -----      -----------       ----       ------     -----    -----------       ---           ---        --
30 Year Fixed Loans        8         $3,948,490      1.33%      6.781%       676     $493,561        82.03%      100.00%    100.00%
6 Month LIBOR ARM          3          1,735,500       0.58       6.169       646      578,500         76.64       100.00     100.00
2/28 LIBOR ARM           411        211,822,393      71.22       6.403       660      515,383         82.67        83.71     100.00
3/27 LIBOR ARM            93         49,923,673      16.78       6.060       678      536,814         80.74        84.65     100.00
5/25 LIBOR ARM            56         30,001,489      10.09       6.031       699      535,741         78.57        94.98     100.00
                         ---       ------------    -------      ------       ---     --------        ------       ------    -------
TOTAL:                   571       $297,431,545    100.00%      6.311%       667     $520,896        81.89%       85.31%    100.00%
                         ===       ============    =======      ======       ===     ========        ======       ======    =======

ADJUSTMENT TYPE

                                   AGGREGATE                                 WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF       PRINCIPAL      PERCENT OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                   MORTGAGE         BALANCE        MORTGAGE        AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL      PERCENT
ADJUSTMENT TYPE      LOANS        OUTSTANDING        POOL          COUPON     SCORE     OUTSTANDING      LTV        DOC         IO
---------------      -----        -----------        ----          ------     -----     -----------      ---        ---         --
ARM                   563         $293,483,055      98.67%          6.305%      667       $521,284     81.89%     85.12%     100.00%
Fixed Rate              8            3,948,490        1.33           6.781      676        493,561      82.03     100.00      100.00
                      ---         ------------     -------          ------      ---       --------     ------     ------     -------
TOTAL:                571         $297,431,545     100.00%          6.311%      667       $520,896     81.89%     85.31%     100.00%
                      ===         ============     =======          ======      ===       ========     ======     ======     =======

AMORTIZATION TYPE

                                         AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                            NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL    FULL      PERCENT
AMORTIZATION TYPE             LOANS     OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING      LTV        DOC         IO
-----------------             -----     -----------      ----       ------      -----   -----------      ---        ---         --
60 Month Interest-Only        571       297,431,545       1.00       0.063       667      520,896         0.82       0.85       1.00
                              ---      ------------    -------      ------       ---     --------       ------     ------    -------
TOTAL:                        571      $297,431,545    100.00%      6.311%       667     $520,896       81.89%     85.31%    100.00%
                              ===      ============    =======      ======       ===     ========       ======     ======    =======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                        NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL   AVERAGE      PERCENT
                        MORTGAGE        BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE    ORIGINAL      FULL      PERCENT
GEOGRAPHIC LOCATION       LOANS       OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING     LTV         DOC         IO
-------------------       -----       -----------      ----       ------      -----     -----------     ---         ---         --
Alabama                      2            $924,000     0.31%       5.633%       645       $462,000    80.00%      100.00%    100.00%
Arizona                      5           2,858,100      0.96        6.320       682        571,620     82.48       100.00     100.00
California                 435         225,246,394     75.73        6.239       669        517,808     82.10        84.51     100.00
Colorado                     7           3,477,550      1.17        6.501       650        496,793     78.38       100.00     100.00
Connecticut                  2           1,130,300      0.38        6.990       644        565,150     80.00       100.00     100.00
District of Columbia         1             660,000      0.22        7.250       601        660,000     80.98       100.00     100.00
Florida                     20          11,246,399      3.78        6.459       682        562,320     81.94        82.60     100.00
Georgia                      3           1,528,000      0.51        6.383       688        509,333     79.20       100.00     100.00
Illinois                     9           5,561,540      1.87        7.017       645        617,949     81.24        81.19     100.00
Indiana                      2             877,900      0.30        6.529       642        438,950     84.62       100.00     100.00
Kentucky                     1             364,000      0.12        7.250       577        364,000     80.00       100.00     100.00
Maryland                    12           5,251,550      1.77        6.477       674        437,629     83.09        83.78     100.00
Massachusetts                4           1,974,860      0.66        6.609       641        493,715     83.17        78.94     100.00
Michigan                     3           1,406,300      0.47        6.751       650        468,767     87.42        60.32     100.00
Minnesota                    4           2,216,300      0.75        6.105       667        554,075     82.03        63.90     100.00
Missouri                     1             472,000      0.16        6.375       649        472,000     80.00       100.00     100.00
Nevada                      11           6,256,350      2.10        6.377       666        568,759     80.67        85.14     100.00
New Jersey                   4           1,833,400      0.62        6.963       609        458,350     84.90       100.00     100.00
New York                    11           6,193,412      2.08        6.507       668        563,037     82.35        86.19     100.00
North Carolina               7           4,237,500      1.42        6.543       650        605,357     81.25        86.50     100.00
Ohio                         2             784,990      0.26        6.865       712        392,495     84.76       100.00     100.00
Oklahoma                     1             572,000      0.19        6.625       670        572,000     80.00       100.00     100.00
Oregon                       3           1,590,550      0.53        6.833       633        530,183     80.73       100.00     100.00
Rhode Island                 1             525,900      0.18        6.875       633        525,900     71.55       100.00     100.00
South Carolina               2           1,050,200      0.35        6.510       669        525,100     83.90       100.00     100.00
Tennessee                    2           1,231,000      0.41        6.020       674        615,500     70.58       100.00     100.00
Texas                        2           1,065,600      0.36        6.757       645        532,800     78.17        63.44     100.00
Utah                         2             953,000      0.32        6.424       657        476,500     84.25        57.50     100.00
Virginia                     8           3,723,349      1.25        6.423       644        465,419     79.12       100.00     100.00
Washington                   4           2,219,100      0.75        6.542       634        554,775     77.02       100.00     100.00
                           ---        ------------   -------       ------       ---       --------    ------       ------    -------
TOTAL:                     571        $297,431,545   100.00%       6.311%       667       $520,896    81.89%       85.31%    100.00%
                           ===        ============   =======       ======       ===       ========    ======       ======    =======

No more than approximately 2.08% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL       MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC         IO
--------------------      -----     -----------      ----       ------     -----    -----------      ---         ---         --
50.01% to 60.00%             3        $2,103,000     0.71%       6.564%      635      $701,000     57.36%     100.00%     100.00%
60.01% to 70.00%            18        11,610,050      3.90        6.098      676       645,003      66.74       83.38      100.00
70.01% to 75.00%            27        16,034,970      5.39        6.386      654       593,888      74.11       93.59      100.00
75.01% to 80.00%           358       189,467,010     63.70        6.016      673       529,237      79.87       95.35      100.00
80.01% to 85.00%            34        15,702,069      5.28        6.722      628       461,826      84.19       86.14      100.00
85.01% to 90.00%            78        36,971,454     12.43        6.939      645       473,993      89.59       71.05      100.00
90.01% to 95.00%            21         9,498,691      3.19        7.318      663       452,319      94.82       39.44      100.00
95.01% to 100.00%           32        16,044,301      5.39        7.401      695       501,384     100.00       17.14      100.00
                           ---      ------------   -------       ------      ---      --------     ------      ------     -------
TOTAL:                     571      $297,431,545   100.00%       6.311%      667      $520,896     81.89%      85.31%     100.00%
                           ===      ============   =======       ======      ===      ========     ======      ======     =======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 55.56% to 100.00%.

LOAN PURPOSE

                                      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                        MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL     PERCENT
LOAN PURPOSE              LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV          DOC        IO
------------              -----      -----------      ----       ------      -----    -----------     ---          ---        --
Purchase                   409       $215,389,766    72.42%       6.216%      674       $526,625     82.59%      84.77%    100.00%
Refinance - Cashout        154         77,606,179     26.09        6.557      650        503,936      80.15       86.61     100.00
Refinance - Rate Term        8          4,435,600      1.49        6.634      620        554,450      77.96       88.74     100.00
                           ---       ------------   -------       ------      ---       --------     ------      ------    -------
TOTAL:                     571       $297,431,545   100.00%       6.311%      667       $520,896     81.89%      85.31%    100.00%
                           ===       ============   =======       ======      ===       ========     ======      ======    =======

PROPERTY TYPE

                                         AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                 LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC       IO
-------------                 -----     -----------      ----       ------      -----    -----------     ---         ---       --
Single Family Residence        355      $182,828,149    61.47%       6.346%      664       $515,009     82.02%     84.47%   100.00%
Planned Unit Development       162        86,915,023     29.22        6.216      672        536,512      81.59      87.31    100.00
Condominium                     46        22,900,050      7.70        6.374      671        497,827      81.78      85.98    100.00
Two-to-Four Family               8         4,788,322      1.61        6.412      670        598,540      82.68      78.11    100.00
                               ---      ------------   -------       ------      ---       --------     ------     ------   -------
TOTAL:                         571      $297,431,545   100.00%       6.311%      667       $520,896     81.89%     85.31%   100.00%
                               ===      ============   =======       ======      ===       ========     ======     ======   =======

DOCUMENTATION

                                  AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                     NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                     MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
DOCUMENTATION          LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV        DOC          IO
-------------          -----     -----------       ----       ------      -----    -----------       ---        ---          --
Full Documentation      485      $253,748,764     85.31%      6.223%       663       $523,193      80.52%     100.00%      100.00%
Stated Income            80        41,198,321      13.85       6.860       693        514,979       90.18        0.00       100.00
Limited                   6         2,484,460       0.84       6.256       671        414,077       84.03        0.00       100.00
                        ---      ------------    -------      ------       ---       --------      ------      ------      -------
TOTAL:                  571      $297,431,545    100.00%      6.311%       667       $520,896      81.89%      85.31%      100.00%
                        ===      ============    =======      ======       ===       ========      ======      ======      =======

OCCUPANCY

                            AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
              NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
              MORTGAGE       BALANCE      MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL      PERCENT
OCCUPANCY       LOANS      OUTSTANDING      POOL        COUPON      SCORE      OUTSTANDING      LTV          DOC         IO
---------       -----      -----------      ----        ------      -----      -----------      ---          ---         --
Primary          564      $294,532,324     99.03%       6.306%        667        $522,220      81.86%      85.17%     100.00%
Investment         4         1,550,370       0.52        7.224        700         387,593       86.02      100.00      100.00
Second Home        3         1,348,850       0.45        6.411        673         449,617       82.87      100.00      100.00
                 ---      ------------    -------       ------        ---        --------      ------      ------     -------
TOTAL:           571      $297,431,545    100.00%       6.311%        667        $520,896      81.89%      85.31%     100.00%
                 ===      ============    =======       ======        ===        ========      ======      ======     =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                  AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                  NUMBER OF       PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOAN     MORTGAGE         BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL       PERCENT
AGE (MONTHS)        LOANS        OUTSTANDING         POOL      COUPON       SCORE    OUTSTANDING      LTV        DOC          IO
------------        -----        -----------         ----      ------       -----    -----------      ---        ---          --
1                    528         $275,446,900       92.61%      6.297%       668       $521,680      81.78%     85.14%     100.00%
2                     37           18,073,344         6.08       6.567       654        488,469       84.91      84.74      100.00
3                      1              900,000         0.30       6.999       604        900,000       55.56     100.00      100.00
4                      2            1,102,500         0.37       6.615       689        551,250       83.47     100.00      100.00
5                      2            1,340,800         0.45       5.482       689        670,400       79.99     100.00      100.00
8                      1              568,000         0.19       5.250       690        568,000       80.00     100.00      100.00
                     ---         ------------      -------      ------       ---       --------      ------     ------     -------
TOTAL:               571         $297,431,545      100.00%      6.311%       667       $520,896      81.89%     85.31%     100.00%
                     ===         ============      =======      ======       ===       ========      ======     ======     =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT     MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL      PERCENT
PENALTY TERM              LOANS     OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC         IO
------------              -----     -----------       ----        ------      -----    -----------      ---        ---         --
None                        74       $39,677,261     13.34%       6.731%       662       $536,179     84.08%     75.46%     100.00%
12 Months                   56        31,982,546      10.75        6.624       662        571,117      79.97      82.82      100.00
24 Months                  299       154,032,697      51.79        6.282       664        515,160      82.20      86.82      100.00
36 Months                  142        71,739,041      24.12        6.003       679        505,205      80.86      88.64      100.00
                           ---      ------------    -------       ------       ---       --------     ------     ------     -------
TOTAL:                     571      $297,431,545    100.00%       6.311%       667       $520,896     81.89%     85.31%     100.00%
                           ===      ============    =======       ======       ===       ========     ======     ======     =======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                              AGGREGATE                                  WEIGHTED    AVERAGE        WEIGHTED
                 NUMBER OF    PRINCIPAL      PERCENT OF      WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE     PERCENT
RANGE OF         MORTGAGE      BALANCE        MORTGAGE        AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL       PERCENT
CREDIT SCORES      LOANS     OUTSTANDING        POOL          COUPON       SCORE    OUTSTANDING        LTV        DOC          IO
-------------      -----     -----------        ----          ------       -----    -----------        ---        ---          --
540 to 550            4        $1,721,919       0.58%          7.809%       543       $430,480       78.07%     100.00%     100.00%
551 to 575           24        10,141,049        3.41           7.448       565        422,544        81.77      100.00      100.00
576 to 600           32        14,697,846        4.94           7.241       591        459,308        84.71      100.00      100.00
601 to 625           70        34,441,528       11.58           6.564       614        492,022        80.08       93.97      100.00
626 to 650          105        54,003,536       18.16           6.432       639        514,319        82.76       87.50      100.00
651 to 675          108        55,959,549       18.81           6.301       662        518,144        82.23       82.06      100.00
676 to 700           96        53,574,255       18.01           6.055       688        558,065        80.88       86.70      100.00
701 to 725           68        38,413,766       12.92           5.944       712        564,908        81.91       77.00      100.00
726 to 750           22        11,515,291        3.87           5.914       737        523,422        82.12       87.39      100.00
751 to 775           28        15,649,874        5.26           5.821       763        558,924        82.21       67.11      100.00
776 to 800           12         6,530,931        2.20           6.085       782        544,244        84.13       65.49      100.00
801 to 810            2           782,000        0.26           5.194       807        391,000        73.02      100.00      100.00
                    ---      ------------     -------          ------       ---       --------       ------      ------     -------
TOTAL:              571      $297,431,545     100.00%          6.311%       667       $520,896       81.89%      85.31%     100.00%
                    ===      ============     =======          ======       ===       ========       ======      ======     =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 667.

GROSS MARGINS

                                    AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                    NUMBER OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF            MORTGAGE         BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL      FULL     PERCENT
GROSS MARGINS         LOANS        OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING      LTV          DOC        IO
-------------         -----        -----------       ----        ------      -----     -----------      ---          ---        --
3.001% to 3.500%        1             $960,000        0.33%      5.375%       694       $960,000       80.00%     100.00%    100.00%
3.501% to 4.000%        2              948,800         0.32       5.451       684        474,400        79.98      100.00     100.00
4.501% to 5.000%      157           83,264,233        28.37       5.739       674        530,345        79.17       95.32     100.00
5.001% to 5.500%      236          123,906,922        42.22       6.209       665        525,029        79.89       90.22     100.00
5.501% to 6.000%      112           57,331,642        19.53       6.805       663        511,890        85.49       72.87     100.00
6.001% to 6.500%       41           20,637,417         7.03       7.329       665        503,352        91.15       56.67     100.00
6.501% to 7.000%       13            5,984,040         2.04       7.953       662        460,311        93.80       47.00     100.00
7.001% to 7.500%        1              450,000         0.15       8.500       644        450,000       100.00      100.00     100.00
                      ---         ------------      -------      ------       ---       --------       ------      ------    -------
TOTAL:                563         $293,483,055      100.00%      6.305%       667       $521,284       81.89%      85.12%    100.00%
                      ===         ============      =======      ======       ===       ========       ======      ======    =======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.500% per annum to 7.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.410% per annum.

MAXIMUM MORTGAGE RATES

                                    AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                      NUMBER OF     PRINCIPAL    PERCENT OF     WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF MAXIMUM      MORTGAGE       BALANCE      MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL      PERCENT
MORTGAGE RATES          LOANS      OUTSTANDING      POOL         COUPON      SCORE     OUTSTANDING       LTV         DOC        IO
--------------          -----      -----------      ----         ------      -----     -----------       ---         ---        --
11.000% or less            15       $8,481,050       2.89%       4.973%       737        $565,403       80.00%    100.00%    100.00%
11.001% to 11.500%         59       33,379,719       11.37        5.392       706         565,758        78.44      97.67     100.00
11.501% to 12.000%        161       85,150,750       29.01        5.828       680         528,887        79.44      91.94     100.00
12.001% to 12.500%        138       73,596,808       25.08        6.294       661         533,310        80.58      89.66     100.00
12.501% to 13.000%         89       44,395,423       15.13        6.805       648         498,825        83.56      70.73     100.00
13.001% to 13.500%         65       32,033,450       10.91        7.324       645         492,822        88.44      64.95     100.00
13.501% to 14.000%         22        9,961,369        3.39        7.751       616         452,789        91.54      72.19     100.00
14.001% to 14.500%         10        4,663,818        1.59        8.330       590         466,382        89.24      90.00     100.00
14.501% to 15.000%          3        1,425,668        0.49        8.676       608         475,223        92.03      59.34     100.00
15.001% to 15.500%          1          395,000        0.13        9.250       638         395,000       100.00       0.00     100.00
                          ---     ------------     -------       ------       ---        --------       ------     ------    -------
TOTAL:                    563     $293,483,055     100.00%       6.305%       667        $521,284       81.89%     85.12%    100.00%
                          ===     ============     =======       ======       ===        ========       ======     ======    =======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 15.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.305% per annum.

NEXT RATE ADJUSTMENT DATE

                                  AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      PERCENT
NEXT RATE            MORTGAGE       BALANCE      MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL     PERCENT
ADJUSTMENT DATE        LOANS     OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV          DOC        IO
---------------        -----     -----------       ----        ------      -----     -----------       ---          ---        --
October 2005              3        $1,735,500       0.59%       6.169%       646       $578,500      76.64%      100.00%    100.00%
January 2007              2         1,102,500        0.38        6.615       689        551,250       83.47       100.00     100.00
February 2007             1           900,000        0.31        6.999       604        900,000       55.56       100.00     100.00
March 2007               28        14,189,160        4.83        6.673       648        506,756       85.78        83.39     100.00
April 2007              380       195,630,733       66.66        6.379       661        514,818       82.56        83.56     100.00
September 2007            1           568,000        0.19        5.250       690        568,000       80.00       100.00     100.00
December 2007             2         1,340,800        0.46        5.482       689        670,400       79.99       100.00     100.00
March 2008                5         2,275,600        0.78        6.072       678        455,120       81.31        82.42     100.00
April 2008               85        45,739,273       15.58        6.086       677        538,109       80.75        84.12     100.00
March 2010                2           809,394        0.28        6.551       673        404,697       84.69       100.00     100.00
April 2010               54        29,192,095        9.95        6.016       700        540,594       78.40        94.84     100.00
                        ---      ------------     ------        -----        ---       --------      -----        -----     -------
TOTAL:                  563      $293,483,055     100.00%       6.305%       667       $521,284      81.89%       85.12%     100.00%
                        ===      ============     ======        =====        ===       ========      =====        =====      ======

BACK
DEBT                                 AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
TO                                   PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE    PERCENT    WEIGHTED
INCOME              NUMBER OF         BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL      AVERAGE
RATIO            MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING     LTV         DOC        DTI
-----            --------------     -----------        ----       ------      -----     -----------     ---         ---        ---
0.01 to 5.00              4         $2,054,000.00      0.69%       5.92%        684       $513,500     78.77%     100.00%     4.78%
5.01 to 10.00             3         $1,738,900.00      0.58%       6.64%        618       $579,633     78.11%     100.00%     9.27%
10.01 to 15.00            6         $3,086,100.00      1.04%       6.05%        693       $514,350     82.07%      61.53%    13.20%
15.01 to 20.00            6         $3,923,300.00      1.32%       5.94%        685       $653,883     79.69%     100.00%    18.52%
20.01 to 25.00            9         $4,857,700.00      1.63%       6.27%        654       $539,744     82.49%      83.02%    22.91%
25.01 to 30.00           21        $11,801,549.42      3.97%       6.45%        647       $561,979     79.47%      90.87%    27.96%
30.01 to 35.00           26        $15,572,260.66      5.24%       6.36%        669       $598,933     80.29%      96.83%    33.22%
35.01 to 40.00           49        $26,387,751.14      8.87%       6.53%        675       $538,526     82.99%      87.42%    38.70%
40.01 to 45.00           64        $34,554,553.91     11.62%       6.46%        666       $539,915     84.67%      77.78%    42.99%
45.01 to 50.00          153        $81,416,476.72     27.37%       6.45%        677       $532,134     83.51%      66.32%    48.19%
50.01 to 55.00          230       $112,038,952.70     37.67%       6.12%        660       $487,126     80.23%      98.50%    53.55%
                        ---       ---------------    ------        -----        ---       --------     -----       -----     ------
TOTAL:                  571       $297,431,544.55    100.00%       6.31%        667       $520,896     81.89%      85.31%    45.48%
                        ===       ===============    ======        =====        ===       ========     =====       =====     ======